Effective immediately, the first paragraph of the sub-section entitled "Valuation" beneath the main heading "Other Information" is restated in its entirety as follows:

Valuation
The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Current net asset values per share are provided each business day to insurance companies, plan sponsors and other shareholders.  To receive current net asset values per share each business day, shareholders should call MFSC at 1-877-411-3325. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets will likely change when you will not be able to purchase or redeem shares of the fund.

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